SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 25, 2005
(Date of earliest event reported)

Commission File No.:  333-126218


                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                                           13-3416059
--------------------------------------------------------------------------------
(State or Other Jurisdiction                           (I.R.S. Employer
     of Incorporation)                                Identification No.)

4 World Financial Center, 250 Vesey Street, New York, New York      10080
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 449-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Collateral Term Sheet

            Merrill Lynch, Pierce, Fenner & Smith Incorporated, as an underwriter (the "Underwriter") of certain of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-LC1, has provided a prospective purchaser of certain classes of certificates with a collateral term sheet (the "Collateral Term Sheet"). The classes of certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the "Act"). These classes of certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-126218) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement. Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                             Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE
                                          INVESTORS, INC.



                                       By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name:   David M. Rodgers
                                          Title:  Executive Vice President
                                                  Chief Officer In-Charge
                                                  of Commercial Mortgage
                                                  Securitization

Date:  November 25, 2005

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   99.1                Collateral Term Sheet                          E